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                                                                  Van Eck Global

                                                                      PROSPECTUS
                                                                     May 1, 2007

VAN ECK FUNDS, INC.

                                                              Mid Cap Value Fund


These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

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

                                  MID CAP VALUE FUND

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                                  TABLE OF CONTENTS
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                                  I. MID CAP VALUE FUND                        2

                                  II. ADDITIONAL INVESTMENT STRATEGIES         7

                                  III. SHAREHOLDER INFORMATION                12

                                  IV. FINANCIAL HIGHLIGHTS                    24

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I. MID CAP VALUE FUNDs
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VAN ECK FUNDS, INC. IS A REGISTERED INVESTMENT COMPANY (THE "COMPANY") COMPRISED
OF ONE SERIES, MID CAP VALUE FUND (THE "FUND"). THE FUND OFFERS CLASS A SHARES
TO INVESTORS. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO THE FUND.

THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

OBJECTIVE

The Mid Cap Value Fund seeks long-term growth of capital.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets (including net assets plus the amount of any borrowing for investment purposes) in common stock and other equity securities, including preferred stocks and securities convertible into common stock, of U.S. companies with market capitalizations that, at the time of investment, or as of the close of the prior quarter, fall within the range of companies in the Russell Midcap Index.. This policy is not a fundamental policy and may be changed by the Board of Directors without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change. The policy may also be changed by shareholder vote.

The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $8.8 billion; the median market capitalization was approximately $4.4 billion. The largest company in the index had an approximate market capitalization of $21.8 billion.

The Fund's Sub-Adviser, New York Life Investment Management LLC (the "Sub-Adviser") under the supervision of the Adviser, uses a value strategy of attempting to identify securities that it believes appear to be trading below their true worth.

The Fund may invest up to 20% of its assets in foreign equity securities including exchange-traded funds (ETFs) and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). These securities may be traded either in the U.S. or in foreign markets.

The Fund may invest up to 10% of its total assets in other investment companies. Such investments are commonly used when direct investment in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above the company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the Investment Company Act of 1940 (the "1940 Act").

The Fund may also invest in debt securities and in derivatives, including future contracts, forward contracts, options, swaps and other similar securities.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

2    VAN ECK FUNDS INC. PROSPECTUS

                                                      I.  THE FUND/MID CAP VALUE

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PRINCIPAL RISKS

An investment in the Fund may lose money.

A principal risk of investing in the Fund is associated with its equity securities investments. Equity securities values fluctuate unpredictably in response to activities specific to the company as well as general market, economic and political conditions.

As the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

The Fund is also subject to the risks of value investing such that if the Adviser's perception of the worth of the security is not realized, the overall performance of the Fund may decline.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), and interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates). The Fund is also subject to the risks associated with investments in derivatives, which include credit risk, interest rate risk, liquidity and leverage risks. The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program rather than a complete investment program. For more information about these risks, see the "Additional Investment Strategies" section.

                          VAN ECK FUNDS INC. PROSPECTUS     3

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MID CAP VALUE FUND PERFORMANCE
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The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares.* Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.

MID CAP VALUE FUND PERFORMANCE

CLASS A SHARES ANNUAL TOTAL RETURN (%)

AS OF DECEMBER 31,


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      `02            `03            `04             `05            `06
--------------------------------------------------------------------------------

    -29.66          43.10          19.22            5.14           11.71
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*    From January 1, 2002 to June 1, 2003, the Fund's sub-adviser was John A.
     Levin & Co. The current Sub-Adviser has managed the investment of the Fund's assets since June 1, 2003.

During the period covered, the Fund's highest quarterly return was 24.83% for the quarter ended 6/30/03. The lowest quarterly return was -23.10% for the quarter ended 9/30/02.

4    VAN ECK FUNDS INC. PROSPECTUS

                                                      I.  THE FUND/MID CAP VALUE

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MID CAP VALUE FUND PERFORMANCE
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The table below shows how the average annual returns of the Fund's Class A shares compare with those of a broad measure of market performance. Fund performance is shown with sales charges.

------------------------------------------------------------------------------------------------------------------

    MID CAP VALUE FUND
    AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
    As of December 31, 2006
                                                                          ONE YEAR          LIFE OF FUND
    --------------------------------------------------------------------------------------------------------------

    CLASS A SHARES(+)
    Return Before Taxes                                                    5.28%                5.85%
    Return After Taxes on Distributions                                    5.28%                5.85%
    Return After Taxes on Distributions and Sale of Fund Shares            3.43%                5.05%
    RUSSELL MIDCAP INDEX*                                                 15.26%               12.88%

------------------------------------------------------------------------------------------------------------------

From January 1, 2002 to June 1, 2003, the Fund's sub-adviser was John A. Levin & Co. The current Sub-Adviser has managed the investment of the Fund's assets since June 1, 2003. Prior to January 1, 2002, the Fund was advised by a different Adviser, and thus, performance information prior to January 1, 2002 is not provided.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

+ Performance results are shown as of January 1, 2002. On January 1, 2002 the Adviser became the Fund's investment adviser and John A. Levin & Co. became the Fund's sub-adviser. The current Sub-Adviser has managed the investment of the Fund's assets since June 1, 2003. Class A commenced operations on 1/1/02.

* The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

     The Russell Midcap Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

                                             VAN ECK FUNDS INC. PROSPECTUS     5

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MID CAP VALUE FUND EXPENSES
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These tables show certain expenses you may incur as an investor in the Fund, either directly or indirectly.

------------------------------------------------------------------------------------------------------------------

   MID CAP VALUE FUND EXPENSES
   SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                     CLASS A

   Maximum Sales Charge (imposed on purchases as a percentage of offering price)                      5.75%

   Maximum Deferred Sales Charge (as a percentage of the lesser of purchase or net asset value)       0.00%

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
   Management Fees                                                                                    0.75%
   Distribution (12b-1 Fees)                                                                          0.50%
   Other Expenses                                                                                     1.33%
   TOTAL FUND OPERATING EXPENSES                                                                      2.58%
   Fees/Expenses Waived or Reimbursed                                                                 0.68%
   NET ANNUAL OPERATING EXPENSES                                                                      1.90%

------------------------------------------------------------------------------------------------------------------

* For the period May 1, 2007 through April 30, 2008, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.90% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

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     EXPENSE EXAMPLE

                                            1 YEAR             3 YEAR            5 YEAR            10 YEAR
     ---------------------------------------------------------------------------------------------------------

     Class A                                 $757              $1,270            $1,809            $3,274

------------------------------------------------------------------------------------------------------------------

6    VAN ECK FUNDS INC. PROSPECTUS

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II. ADDITIONAL INVESTMENT STRATEGIES
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OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

BORROWING; LEVERAGE RISK

DEFINITION     Borrowing to invest more is called "leverage." The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION     Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"- that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

DEFINITION     A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S. or foreign governments, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. At such times, the Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"-i.e., when the Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. The Fund may not achieve its investment objective during periods of defensive investing.

                                             VAN ECK FUNDS INC. PROSPECTUS     7

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DERIVATIVES

DEFINITION     A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency or a securities index. The
               Fund uses derivatives to offset other investments with the aim of reducing risk - that is called "hedging." The Fund also invests in derivatives for their investment value.

RISKS Derivatives bear special risks by their very nature. First, the Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with "leverage" - by borrowing - an unanticipated price move might result in the Fund losing more than its original investment.

               For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the Fund's SAI.

FOREIGN SECURITIES

DEFINITION     Securities issued by foreign companies, traded in foreign
               currencies or issued by companies with most of their business interests in foreign countries.

RISK           Foreign investing involves greater risks than investing in U.S.
               securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different-and less revealing-than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

               Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts
               (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

DEFINITION     The Fund may invest up to 10% of their net assets in securities issued by other investment companies, including open-end and closed-end funds and ETFs, subject to limitations under the 1940
               Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the

8    VAN ECK FUNDS INC. PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES

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               investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund may invest in other investment companies which are sponsored or advised by the Adviser and/or its affiliates.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Fund would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund will bear their share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

LOANS OF PORTFOLIO SECURITIES

DEFINITION     The Fund may lend their securities as permitted under the 1940
               Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
               (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

MARKET RISK

DEFINITION     Market risk is a risk common to the entire class of assets. An investment in the Fund involves "market risk"- the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK An investment in the Fund involves "market risk"- the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

                                             VAN ECK FUNDS INC. PROSPECTUS     9

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MARKET TIMING

DEFINITION     An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to the Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, the Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

RESTRICTED SECURITIES

DEFINITION     Securities with restrictions on resale because they are not registered under the Securities Act of 1933, ("the Act"), including securities that are sold only to "qualified institutional buyers" under Rule 144A under the Act ("Rule 144A securities").

RISK Because these securities are not registered or priced through regular exchanges, the market for them may be such that the Fund may not be able to sell them when it wants to, or may have to sell them for a reduced price.

10   VAN ECK FUNDS INC. PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES

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               PORTFOLIO HOLDINGS INFORMATION

               Generally, it is the Fund's and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

               Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held by the Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

                                            VAN ECK FUNDS INC. PROSPECTUS     11

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III. SHAREHOLDER INFORMATION
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               HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; SALES CHARGES;
               HOUSEHOLDING; RETIREMENT PLANS; TAXES; DIVIDENDS AND CAPITAL GAINS AND MANAGEMENT OF THE FUND (SEE THE SAI FOR ADDITIONAL INFORMATION).

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT

The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT, DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Fund's mailing address at DST is:
     Van Eck Global
     P.O. Box 218407
     Kansas City, MO 64121-8407

For overnight delivery:
     Van Eck Global
     210 W. 10th St., 8th Fl.
     Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Fund at DST, call Van Eck's Account Assistance at
1-800-544-4653.

PURCHASE BY MAIL

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds, Inc. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, traveler's checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION -- PROCEEDS BY CHECK 1-800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION -- PROCEEDS BY WIRE 1-800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

12   VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

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WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

o    Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o    The redemption is for $50,000 or more.

o    The redemption amount is wired.

o    The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o    The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between the Fund and Class A shares of other Van Eck Funds without any additional sales charge. (Shares originally purchased into the money market fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES

Written requests for exchange must include:

o    The fund and account number to be exchanged out of.

o    The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" on the preceding page.

CERTIFICATES

Certificates are no longer issued for new or existing shares effective May 1, 2007.

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

REDEMPTIONS IN KIND

The Fund reserves the right to redeem its shares "in kind." A description of "in kind" redemptions can be found in the SAI.

LIMITS AND RESTRICTIONS

FREQUENT TRADING POLICY

The Fund's Board of Directors has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing." such activities may be disruptive to the management of the Fund's portfolios and may increase Fund expenses and negatively impact the Fund's performance.

                                            VAN ECK FUNDS INC. PROSPECTUS     13

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The Fund may invest portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.

The Fund discourages frequent exchanges, purchases and redemptions of shares by its shareholders, and will not make special arrangements to accommodate such transactions in Fund's shares. The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if the Adviser believes that a shareholder is engaging in market timing activities that are harmful to the Fund.

Consistent with this policy, shareholders of the Fund are limited to six exchanges out of an account per calendar year. Periodic exchanges out as a result of an automatic exchange plan are exempt from this limitation. Also exempt are exchanges out that are the result of a merger of Funds or activity to correct a transaction made in error. The Adviser may waive this limitation in cases when its enforcement would result in significant hardship (create a financial burden when there is no evidence of market timing) to a shareholder.

In addition to the limitation on frequent exchanges, the Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain threshold criteria established by the Fund, and making inquiries with respect to such trades. If a transaction and/or Fund account is refused due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund (i) have requested assurance that such intermediaries currently selling the Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) require all prospective intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund's policies. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges, purchases and redemptions made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within any of the Fund by the financial intermediary's customers.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices and the Fund's ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without

14   VAN ECK FUNDS INC. PROSPECTUS

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                                                    III. SHAREHOLDER INFORMATION

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prior notice either during or after the call. For further details, contact
Account Assistance.

AUTOMATIC SERVICES

AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Van Eck Fund. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at current offering price to establish the Automatic Withdrawal Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through "wrap fee" asset allocation and similar programs offered without a sales charge by certain financial institutions and third party recordkeepers and/or administrators.

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1000 after the initial purchase, the Fund reserves the right to redeem your shares after 30 days' notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, the Fund will use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Directors. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Directors and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change

                                            VAN ECK FUNDS INC. PROSPECTUS     15

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in five consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Fund's portfolio securities are valued by an outside pricing service approved by the Fund's Board of Directors. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depository receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

16   VAN ECK FUNDS INC. PROSPECTUS

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                                                    III. SHAREHOLDER INFORMATION

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2. SALES CHARGES

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.

------------------------------------------------------------------------------------------------------------------

  SALES CHARGES
  Mid Cap Value Fund-A

                                      SALES CHARGE AS A PERCENTAGE OF
  DOLLAR AMOUNT OF PURCHASE       OFFERING PRICE       NET AMOUNT INVESTED       PERCENTAGE TO BROKERS OR AGENTS*

  Less than $25,000                   5.75%                    6.10%                            5.00%

  $25,000 to $50,000                  5.00%                    5.30%                            4.25%

  $50,000 to $100,000                 4.50%                    4.70%                            3.90%

  $100,000 to $250,000                3.00%                    3.10%                            2.60%

  $250,000 to $500,000                2.50%                    2.60%                            2.20%

  $500,000 to $1,000,000              2.00%                    2.00%                            1.75%

  $1,000,000 and over                 None**

------------------------------------------------------------------------------------------------------------------

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** The Distributor may pay a Finder's Fee of up to 1% to eligible brokers and agents on qualified commissionable purchases at or above the $1 Million breakpoint. For details, contact the Distributor.

REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. (For further details, see the SAI.) The value of shares owned by an individual in Class A and C shares of each of the Van Eck Funds (except for the Money Fund) may be combined for a reduced sales charge in Class A shares only.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at www.vaneck.com, free of charge.

RIGHT OF ACCUMULATION

When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

                                            VAN ECK FUNDS INC. PROSPECTUS     17

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COMBINED PURCHASES

The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.

LETTER OF INTENT

If you plan to make purchases in the Fund within a 13-month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

PERSONS AFFILIATED WITH VAN ECK

Directors, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS

Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS

Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

INSTITUTIONAL RETIREMENT PROGRAMS

Certain financial institutions and third party recordkeepers and/or administrators that have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE

You have the right once a year to reinvest proceeds of a redemption from Class A shares of the Fund into that Fund or Class A shares of another fund within 30 days without a sales charge, excluding the money market fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.

3. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

4. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate

18   VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

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Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:

Traditional IRA
Roth IRA
SEP IRA
403(b)(7)

Qualified (Pension and Profit Sharing) Plans

5. TAXES

TAXATION OF DIVIDENDS AND OR CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at capital gain rates. Tax regulations are subject to change.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss.

An exchange of shares from one Fund to another will be treated as a sale or purchase of Fund shares. It is, therefore, a taxable event.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, made to non-resident aliens are subject to a withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these dividends U.S. source income. Short term capital gains, if any, may be subject to withholding. Currently, the Fund is not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified. Tax regulations are subject to change.


6. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If declared, dividends and capital gains distributions are generally paid on the last business day of the month of declaration. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a dividend and/or capital gains distribution may be made outside of the normal schedule.

------------------------------------------------------------------------------------------------------------------------------------

   DIVIDEND AND CAPITAL GAINS DISTRIBUTION SCHEDULE

   FUND                                                      DIVIDENDS AND SHORT-TERM           DISTRIBUTION OF LONG-TERM
                                                             CAPITAL GAINS                      CAPITAL GAINS
   Mid Cap Value Fund                                        December                           December

------------------------------------------------------------------------------------------------------------------------------------

DIVIDEND AND CAPITAL GAINS DISTRIBUTION REINVESTMENT PLAN

Dividends and/or capital gains distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

DIVMOVE

You can have your cash dividends from the Fund automatically invested in another Van Eck Fund that offers Class A shares. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

                                            VAN ECK FUNDS INC. PROSPECTUS     19

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7. MANAGEMENT OF THE FUND

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                        Van Eck Associates Corporation,
                          99 Park Avenue, New York, NY
                          10016, serves as Adviser and
                        Administrator to the Fund under
                          an Investment Management and
                        an Administration Agreement with
                              Van Eck Funds, Inc.

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                               Ernst & Young LLP,
                               Five Times Square,
                              New York, NY 10036,
                      provides independent audit services
                      and advice with respect to financial
                       information in the Fund's filings
                         with the SEC, advises the Fund
                          on accounting and financial
                         reporting matters and prepares
                            the Fund's tax returns.

                                  THE COMPANY
                              Van Eck Funds, Inc.
                          is incorporated in the state
                          of Maryland and consists of
                           the Van Eck Mid Cap Value
                           Fund Series (the "Fund").
                             The Board of Directors
                               manages the Fund's
                             business and affairs.

                            INVESTMENT SUB-ADVISERR
                            New York Life Investment
                                Management LLC,
                          1180 Avenue of the Americas,
                         22nd Floor, New York, NY 10036
                            an indirect wholly owned
                          subsidiary of New York Life
                          Insurance Company, serves as
                      Investment Sub-Adviser to the Fund.
                        The Sub-Adviser works under the
                         supervision of Van Eck and the
                              Board of Directors.

                                  DISTRIBUTOR
                Van Eck Securities Corporation, 99 Park Avenue,
                        New York, NY 10016, distributes
                        the Fund and is wholly owned by
                               the Administrator.

                                   CUSTODIAN
                                Citibank, N.A.,
                                111 Wall Street,
                              New York, NY 10043,
                             holds Fund securities
                              and settles trades.

                                TRANSFER AGENT
                    DST Systems, Inc., 210 West 10th Street,
                           8th Floor, Kansas City, MO
                          64105, serves as the Fund's
                                transfer agent.

20   VAN ECK FUNDS INC. PROSPECTUS

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                                                    III. SHAREHOLDER INFORMATION

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INVESTMENT ADVISER & ADMINISTRATOR

VAN ECK ASSOCIATES CORPORATION, 99 Park Avenue, 8th Floor, New York, New York 10016 has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, ETFs, pension plans and other investment accounts. John C. van Eck and members of his immediate family own 100% of the voting stock of the Van Eck Associates Corp. As of December 31, 2006, the Adviser's assets under management were approximately $4.5 billion. The Adviser has contracted with the Sub-Adviser to invest the Fund's assets.

FEES PAID TO THE ADVISER: Pursuant to the Investment Advisory Agreement ("Advisory Agreement"), the Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For administrative services, the Fund pays the Administrator a monthly fee at the rate of 0.15% per year of the Fund's average daily net assets.

INVESTMENT SUB-ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC, an indirect wholly owned subsidiary of New York Life Insurance Company, together with its affiliates, has over $180 billion under management. The Sub-Adviser's Equity Investors Group is responsible for managing the investment of the Fund's assets. The Sub-Adviser generally invests in value stocks of companies with market capitalization above $500 million. Value stocks are those it determines to (i) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (ii) have been overlooked by the market place so that they are undervalued or underpriced relative to the rest of the equity market. The Sub-Adviser applies statistical and quantitative methods to analyze the relative quality and value of the stocks.

A discussion regarding the basis for the Board of Directors' approval of the Advisory Agreement and sub-advisory agreements is available in the Fund's current semi-annual report to shareholders for the six months ended June 30, 2006.

PORTFOLIO MANAGERS

The MID CAP VALUE FUND is managed by a team of investment professionals. Current members of the team are:

VICTOR SAMOILOVICH Mr. Samoilovich manages proprietary mutual funds for the Sub-Adviser and has been a Managing Director of the Sub-Adviser since September 2006. Prior to joining the Sub-Adviser he had been a portfolio manager at TIAA-CREF since 2000. Mr. Samoilovich is a graduate of Moscow State University in Russia.

DANIEL GLICKMAN Mr. Glickman manages proprietary mutual funds for the Sub-Adviser, and has been a Managing Director of the Sub-Adviser since September 2006. Prior to joining the Sub-Adviser, he had been a portfolio manager at TIAA-CREF since 2001. Prior to joining TIAA-CREF, he was a senior researcher at State Street Global Advisors. Mr. Glickman received his M.B.A. from the University of Chicago, Graduate School of Business, his M.S. from Columbia University's School of Engineering and his B.S. from Massachusetts Institute of Technology.

The SAI provides additional information about the above Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

                                            VAN ECK FUNDS INC. PROSPECTUS     21

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RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS: In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Fund will determine the amount of restitution that should be made to the Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.


In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

PLAN OF DISTRIBUTION (12b-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. The Board of Directors has determined the Fund will reimburse the Distributor for expenses incurred in distributing the Fund as follows: 0.25% per year of the net assets of the Fund's shares will be used to finance sales or promotional activities, and will be considered an asset-based sales charge. Further, 0.25% per year of the net assets of the Fund will be paid to securities dealers and others as a service fee. Because these fees are paid out of the Fund's assets on an on-going basis over time these fees may increase the cost of your investment and cost you more than paying other types of sales charges.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

------------------------------------------------------------------------

  ANNUAL 12b-1 SCHEDULE

                                     FEE TO FUND           PAYMENT
                                                          TO DEALER
  MID CAP VALUE FUND -- CLASS A          0.50%               0.25%

------------------------------------------------------------------------

THE COMPANY

For more information on the Company, the Directors and the Officers of the Company, see "The Company" and "Directors and Officers" in the SAI.

EXPENSES

The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Company. For a more complete description of Fund expenses, please see the SAI.

DISTRIBUTION AGREEMENT

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Company.

The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries selling the Fund's shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Fund.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as "revenue sharing". The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary's sales system and/or preferred or recommended fund list, offering

22   VAN ECK FUNDS INC. PROSPECTUS

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                                                    III. SHAREHOLDER INFORMATION

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the Fund through the intermediary's advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary's sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund's shares may also act as a broker or dealer in connection with execution of transactions for the Fund's portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund's shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all mutual funds pay the same amount to the intermediaries who sell their mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

                                            VAN ECK FUNDS INC. PROSPECTUS     23

--------------------------------------------------------------------------------

IV. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table includes the financial performance for the past five years as indicated. The table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP , the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.

MID CAP VALUE FUND: CLASS A

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:

                                                                                       YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------------
                                                                 2006          2005          2004        2003 (C)         2002 (D)
                                                              -----------  -----------   -----------   -------------   ------------
Net Asset Value, Beginning of Year                            $    22.89    $   21.77     $   18.26    $      12.76    $     18.14
                                                              -----------  -----------   -----------   -------------   ------------
Income From Investment Operations:
   Net Investment Loss                                             (0.02)       (0.01)        (0.13)          (0.10)         (0.08)
   Net Realized and Unrealized Gain (Loss) on Investments           2.70         1.13          3.64            5.60          (5.30)
                                                              -----------  -----------   -----------   -------------   ------------
   Total from Investment Operations                                 2.68         1.12          3.51            5.50          (5.38)
                                                              -----------  -----------   -----------   -------------   ------------
Net Asset Value, End of Year                                  $    25.57    $   22.89     $   21.77    $      18.26    $     12.76
                                                              ===========  ===========   ===========   =============   ============

Total Return (a)                                                   11.71%        5.14%        19.22%          43.10%        (29.66)%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000's)                               $   17,505    $  19,093     $  21,443    $     20,713    $    19,058
Ratio of Gross Expenses to Average Net Assets (b)                   2.58%        2.42%         2.63%           3.04%          3.07%
Ratio of Net Expenses to Average Net Assets                         1.90%        1.92%         2.10%           2.10%          1.79%
Ratio of Net Investment Loss to Average Net Assets                 (0.08)%      (0.06)%       (0.63)%         (0.60)%        (0.52)%
Portfolio Turnover Rate                                               71%         103%           73%            143%           335%

------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends/distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)  Had fees not been waived and expenses not been assumed.

(c) John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the Sub- Adviser

(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 named Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002, John A. Levin & Co. Inc. was named sub-adviser to the Fund.

24   VAN ECK FUNDS INC. PROSPECTUS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.

FOR MORE DETAILED INFORMATION, SEE THE STATEMENT OF ADDITIONAL
INFORMATION (SAI), which is
incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

[VAN ECK LOGO OMITTED]

Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

1-800-544-4653


                                              SEC REGISTRATION NUMBER: 811-21045

                                                                         #539656

--------------------------------------------------------------------------------

                                                   GLOBAL INVESTMENTS SINCE 1955

                               VAN ECK FUNDS, INC.
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                            TELEPHONE: (212) 687-5200
                                 WWW.VANECK.COM

                       STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2007

MID CAP VALUE FUND
--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Van Eck Funds, Inc. Prospectus for the Class A shares of the above listed Fund dated May 1, 2007, which is available at no charge upon written or telephone request to the Fund at the address or telephone number set forth at the top of this page.

         Shareholders are advised to read and retain this Statement of Additional Information for future reference.


                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................   1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUND..............................   1
INVESTMENT RESTRICTIONS.....................................................   9
INVESTMENT ADVISORY SERVICES................................................  11
THE DISTRIBUTOR.............................................................  12
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  14
PROXY VOTING POLICIES AND PROCEDURES........................................  15
POTENTIAL CONFLICTS OF INTEREST.............................................  15
DIRECTORS AND OFFICERS......................................................  16
DIRECTOR SHARE OWNERSHIP....................................................  21
2006 COMPENSATION TABLE.....................................................  21
PURCHASE OF SHARES..........................................................  22
TAXES.......................................................................  24
REDEMPTIONS IN KIND.........................................................  27
DESCRIPTION OF THE COMPANY..................................................  27
ADDITIONAL INFORMATION......................................................  27
FINANCIAL STATEMENTS........................................................  28
APPENDIX A: PROXY VOTING POLICIES...........................................  29
APPENDIX B: RATINGS.........................................................  34

                               GENERAL INFORMATION

     Van Eck Funds, Inc., (the "Company") is an open-end management investment company organized as a corporation in the State of Maryland on January 30, 2002 under the name Van Eck Funds II, Inc. On June 7, 2002 the assets of Van Eck Funds I Inc. (formerly Van Eck/Chubb Funds, Inc.), which consisted of two series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund were merged with and into the Company. Upon completion of the merger, the Company began operating under its current name.

     The  Company  currently  consists  of one  series,  Mid Cap Value Fund (the
"Fund"), which offers Class A shares. The Board of Directors has authority to create additional series or funds, each of which may issue separate classes of shares.

     The Fund is classified as a diversified fund as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of the Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest in more than 10% of the outstanding voting securities of any issuer.

     Van Eck Associates Corporation (the "Adviser") serves as investment adviser to the Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following is additional information regarding the investment policies used by the Fund in attempting to achieve its objectives, and should be read with the sections of the Fund's Prospectus titled "Principal Strategies", "Principal Risks" and "Additional Investment Strategies".

     Appendix B to this SAI contains an explanation of the rating categories of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

CONVERTIBLE SECURITIES

     The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

DEBT SECURITIES

     The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

     New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

     The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

     The Fund may invest in ADRs, GDRs, and EDRs (collectively "Depositary Receipts") which, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk. EDRs and GDRs are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchange.

DERIVATIVES

     The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

     When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund hold a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

FOREIGN SECURITIES

     Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

     In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

     Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

     The Fund may sell a particular security on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The Fund is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the fund may enter into forward contracts or futures contracts or engage in options transactions.

     Although these investment practices will be used to generate additional income or attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options-the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by the Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or economic factors are incorrect, the Fund's investment results may have been better without the hedge.

FUTURES, OPTIONS, WARRANTS AND SUBSCRIPTION RIGHTS

     CALL OPTIONS. The Fund may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes, provided that as a result, the Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns or has the right to immediately acquire the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.

     The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

     The Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If the Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

     PUT OPTIONS. The Fund may purchase put options, provided that the total premiums paid for such outstanding options owned by the Fund does not exceed 5% of its total assets. The Fund may not write put options on securities other than to close out previously purchased put options. The Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by the Fund or related to such securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.

     OPTIONS ON INDEXES. The Fund may write (sell) covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

     The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P
100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.

     The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

     FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Upon entering into a futures contract, the Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, the Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

     First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contact or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. The Fund may buy and sell futures contracts on debt securities. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

     The Fund by hedging through the use of futures on debt securities seeks to establish more certainty with respect to the effective rate of return on their portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

     The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce the Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

     INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Fund may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates. Prices may not move as expected or the Fund may not be able to close out the contract when desired, resulting in losses.

     STOCK INDEX FUTURES CONTRACTS. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Fund may buy and sell stock index futures contracts.

     Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, the Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

     OPTIONS ON FUTURES CONTRACTS. For bona fide hedging purposes, the Fund may purchase and sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.

     When the Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

     Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received by the Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

     If the Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

     While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may engage in futures, options and currency transactions for investment purposes. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for unexpired options on futures contracts used for non-hedging purposes would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by the Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.

     Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.

     WARRANTS. Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

MONEY MARKET SECURITIES

     U.S.  GOVERNMENT  SECURITIES.   Obligations  issued  or  guaranteed  as  to
principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

     BANK OBLIGATIONS. The Fund may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Fund will not invest in time deposits maturing in more than seven days.

     COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. The Fund may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard &
Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Fund's Adviser and its sub-adviser, New York Life Investment Management LLC (the "Sub-Adviser").

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to the Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends.

     The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is the Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

     During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If the Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Fund could incur a loss. If the seller defaults or becomes insolvent, the Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser and/or the Sub-Adviser in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks that have assets of at least $1,000,000,000. The underlying security, held as collateral, must be of high-quality. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.

                      RULE 144A AND SECTION 4(2) SECURITIES

     The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

     Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

     The Adviser will monitor the liquidity of restricted securities in the Fund's holdings under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

     In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

     Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Directors for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities.

SECURITIES LENDING

     The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SWAPS

     The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

     Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

     The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on the New York or American Stock Exchanges) of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as "fundamental" may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

                          NON-FUNDAMENTAL RESTRICTIONS

     The Fund may not:

     1. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.

     2. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Fund and any other account under common management may be combined or allocated between the Fund and such account.

     3.   Effect short sales of securities, except short sales against the box.

                            FUNDAMENTAL RESTRICTIONS

     The Fund may not:

     1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

     2. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

     3.   Make loans, except that the Fund may (i) lend portfolio securities,
          (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

     4. Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

     5. Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein,
          (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     6. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

     7. Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     In the case of borrowing, the Fund will promptly take action to reduce the amount of a Fund's borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds it's borrowing limitation.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund's portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund's shareholders. The Board of Directors is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

     These policies and procedures apply to employees of the Fund's Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings. These policies and procedures are made available to each service provider.

     The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

     Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

     DISCLOSURE TO INVESTORS. Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities it holds, generally updated as of the most recent month end, on the Van Eck website. This list generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

     BEST INTEREST OF THE FUND: Information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund's Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Fund's officers to be in the best interest of Fund shareholders.

     CONFLICTS OF INTEREST: Should a conflict of interest arise between the Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Fund's officers shall resolve any conflict of interest in favor of the Fund's interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

     EQUALITY OF DISSEMINATION: Shareholders of the Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to the Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

     SELECTIVE   DISCLOSURE   OF   PORTFOLIO-RELATED   INFORMATION   IN  CERTAIN
CIRCUMSTANCES: In some instances, it may be appropriate for the Fund to selectively disclose Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired advisor or sub-advisor, or disclosure to a rating agency) prior to public dissemination of such information.

     CONDITIONAL USE OF SELECTIVELY-DISCLOSED PORTFOLIO-RELATED INFORMATION: To the extent practicable, each of the Fund's officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

     COMPENSATION: No person, including officers of the Fund or employees of any of its service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

     SOURCE OF PORTFOLIO-RELATED INFORMATION: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

     The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund's auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund's Independent Directors; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services, such as Lipper, Morningstar, and FT Interactive. The entities to which the Fund voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. Information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

     There can be no assurance that the Fund's policies and procedures regarding selective disclosure of the Fund's portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

     The Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

     Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

     Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT MANAGEMENT AND ADMINISTRATION

     The Adviser manages the Fund pursuant to an Advisory Agreement dated June 6, 2002. The Advisory Agreement may be terminated without penalty by either party, by the vote of the Board of Directors or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice to the Adviser, or automatically in the event of an assignment. Certain officers and Directors of the Company are officers of the Adviser. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

     The Adviser provides the Fund with office space, facilities and simple business equipment, and provides the services of consultants, executive and clerical personnel. The Adviser compensates all executive and clerical personnel and Directors of the Company if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.

     The expenses paid by the Fund include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses,, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Directors of the Company), expenses of shareholders' and Directors' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliates in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan), fees of Directors who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

     The Company entered into an Administration Agreement dated June 6, 2002 with respect to the Fund with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Fund including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice to the Administrator, or automatically in the event of an assignment. For administrative services, the Fund pays the Administrator a monthly fee at the rate of 0.15% per year of the average daily net assets.

ADVISER'S FEES

                                                                 ADVISER'S                ADMINISTRATIVE
                                                                    FEES                       FEES
                                                              -----------------        ---------------------
            Fiscal year ended December 31, 2006                   $133,744                   $26,749
            Fiscal year ended December 31, 2005                   $147,909                   $29,582
            Fiscal year ended December 31, 2004                   $152,819                   $35,490

     An expense limitation agreement implemented certain expense limits between the Company and the Adviser.

     At a meeting of the Board of Directors held on April 23, 2003, the Board approved a sub-advisory agreement with the Fund's Sub-Adviser, New York Life
Investment Management LLC, on an interim basis. Under this agreement, the Adviser pays the Sub-Adviser a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01% on the annual basis for each $1 million of such assets under $50 million. At a meeting of shareholders held on October 15, 2003, the current Sub-Advisory Agreement was approved. The Sub-Adviser, which commenced operations on April 2000, is wholly owned by New York Life Insurance Company and is located at 470 Park Avenue South, New York, NY 10016. As of December 31, 2006, the Sub-Adviser and its asset management affiliates had assets under management totaling approximately $235 billion.

     The Sub-Advisory Agreement may be terminated, without payment of any penalty, by any party by the vote of the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 10 days' written notice to the Sub-Adviser or by the Adviser or Sub-Adviser at any time upon 60 days' notice to the other parties. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.

                                 THE DISTRIBUTOR

     Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor of the shares of the Fund pursuant to a Distribution Agreement dated May 1, 2002. The Directors of the Company have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund.

     Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES". The Company will receive not less than the full net asset value of the shares of the Fund sold, which amount is determined in the manner set forth in this SAI under "VALUATION OF SHARES". The amount between the Offering Price and the net asset value of the Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.

     For the year ended December 31, 2004, the Distributor retained $2,667 after reallowances of $13,560. For the year ended December 31, 2005, the Distributor retained $1,974 after reallowances of $6,688. For the year ended December 31, 2006, the Distributor retained $2,293 after reallowances of $14,175.

     The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities law, the costs and expenses relating to notice filings, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

     PLAN OF DISTRIBUTION (12b-1 PLAN)

     The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act ("Distribution Plans"), which provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

     The maximum expenditure the Company may reimburse under the Distribution Plans will be the lesser of (i) the actual expenses incurred in distribution related activities permissible under the Distribution Plan ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or (ii) 0.50% per annum of the net asset value of each Fund's shares. Reimbursements under the Distribution Plan will be accrued daily and paid quarterly in arrears.

     The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and
(ii) treat "service fees" (payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plan contemplate that activities to both
(i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.

     In light of the NASD rule amendments, the Board of Directors, and separately a majority of the Independent Directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of the Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of the Fund be considered to be service fees, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

     The Distribution Plan does not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plan is terminated in accordance with its terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plan will cease. The Distribution Plan does not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's "overhead".

     For the years ended December 31, 2006,  2005, and 2004,  $89,163,  $97,331,
and $101,879, respectively, was the net amount paid by the Fund and the Predecessor Fund to the Distributor, under the Class A Plan of Distribution.

     The Distribution Plan as to the Class A shares was approved by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). The Distribution Plan will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plan must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plan may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days' written notice. The Distribution Plan may not be amended to increase materially the amount of expenditures under the Distribution Plan unless such amendment is approved by a vote of the voting securities of the Fund. The Distribution Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Distribution Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Company will preserve copies of the Distribution Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Distribution Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Distribution Plan, see the Prospectus.

     For the fiscal year ended December 31, 2006, it is estimated that the Distributor spent the amounts accrued under the Plan in the following ways:

                                                   MID CAP VALUE FUND
Total 12b-1 Fees                                               $89,163
Compensation to Dealers                                       (41,537)
                                                  ---------------------

Net 12b-1 Fees                                                  47,626
                                                  ---------------------
Expenditures:
Printing and Mailing                                           (4,306)
Telephone and Internal Sales                                  (22,548)
Marketing Department                                           (7,954)
External Wholesalers                                          (38,881)
                                                  ---------------------
Total Expenditures                                            (73,689)
                                                  ---------------------

Expenditures in Excess of
Net 12b-1 Fees                                               $(26,063)
                                                  =====================

                ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS

     The Fund may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Fund's transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Fund's transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Fund's Rule 12b-1 plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.


                               PORTFOLIO MANAGERS

     The MID CAP VALUE FUND is managed by the Sub-Adviser. Current members of the Sub-Adviser's investment team include:

VICTOR SAMOILOVICH Mr. Samoilovich manages proprietary mutual funds for the Sub-Adviser and has been a Managing Director of the Sub-Adviser since September 2006. Prior to joining the Sub-Adviser he had been a portfolio manager at TIAA-CREF since 2000. Mr. Samoilovich is a graduate of Moscow State University in Russia.

DANIEL GLICKMAN Mr. Glickman manages proprietary mutual funds for the Sub-Adviser, and has been a Managing Director of the Sub-Adviser since September 2006. Prior to joining the Sub-Adviser, he had been a portfolio manager at TIAA-CREF since

2001. Prior to joining TIAA-CREF, he was a senior researcher at State Street Global Advisors. Mr. Glickman received his M.B.A. from the University of Chicago, Graduate School of Business, his M.S. from Columbia University's School of Engineering and his B.S. from Massachusetts Institute of Technology.

PORTFOLIO MANAGER COMPENSATION

     Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. New York Life Investment Management LLC has structured compensation plans for portfolio managers that it believes are competitive with other investment management firms. Portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program. An employee's total compensation package (i.e., salary, annual and long-term incentives) is reviewed periodically to ensure it is competitive.

PORTFOLIO MANAGER SHARE OWNERSHIP

     New York Investment Management LLC, the Sub-Adviser of the Mid Cap Value Fund has asserted that the aforementioned portfolio managers responsible for managing the Fund do not own any interest in the Fund.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     Certain of the investment team members manage accounts outside of the Van Eck mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

                       NUMBER OF       TOTAL ASSETS IN    TOTAL ASSETS IN ACCOUNTS   TOTAL ASSETS IN OTHER    ACCOUNTS/TOTAL ASSETS
                        ACCOUNTS       ACCOUNTS MANAGED     MANAGED WITHIN OTHER        ACCOUNTS MANAGED      WHERE THE ADVISORY FEE
                    MANAGED OUTSIDE   WITHIN REGISTERED      POOLED INVESTMENT                               IS BASED ON PERFORMANCE
                      THE VAN ECK         INVESTMENT              VEHICLES
NAME OF PORTFOLIO     MUTUAL FUND         COMPANIES
MANAGER                 COMPLEX
-----------------    --------------   -----------------   ------------------------   ---------------------   -----------------------
Victor Samoilovich   15               $1.6 billion        $0                         $332 million            5 / $273 million
                     --------------   -----------------   ------------------------   ---------------------   -----------------------
Daniel Glickman      15               $1.6 billion        $0                         $332 million            5/ $273 million
                     --------------   -----------------   ------------------------   ---------------------   -----------------------

     There are no material conflicts between the investment strategy of the Van Eck Mid Cap Value Fund and other accounts managed by the portfolio managers. The Van Eck Mid Cap Value Fund is one of several accounts that are managed in accordance with the same strategy. Securities purchased for all accounts in the strategy will be allocated in accordance with New York Investment Management LLC's Allocation and Aggregation Policies and Procedures. These Policies and Procedures provide guidance for the aggregation of orders to purchase or sell the same securities for different accounts into one order. The goal is always that of obtaining best price and execution for all clients. The Policies and Procedures mandate that all accounts should be treated equitably, and that no one client account receive preferential treatment over another.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

     The money market securities and other debt securities purchased by the Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

     Insofar as known to management, no director or officer of the Company, or of the Adviser, Sub-Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.

     In selecting broker-dealers to execute transactions with respect to the Fund, it is the Adviser's policy to obtain for the Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the reasonableness of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers.

     Subject to the foregoing standards, the Adviser and Sub-Adviser have been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934. Pursuant to that authorization, the Adviser may cause the Fund to pay any broker-dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which it exercises investment discretion. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and strategies for the Fund. Such research services may be used by the Adviser in connection with any other advisory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Fund.

     During the years ended December 31, 2006, 2005, and 2004, the Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares.

     The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

     The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities. The Adviser and its affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Fund. Accordingly, occasions may arise when the Adviser and investment personnel of the Sub-Adviser may select securities for purchase or sale by the Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser, its investment personnel and its affiliates to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser and its affiliates not to favor any one account over the other.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Fund's proxy voting record disclosed on the Fund's most recently filed annual report on Form N-PX is available through Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.The Fund has delegated authority to vote proxies for the Fund's portfolio securities to the Sub-Adviser. Proxies for the Funds' portfolio securities are voted in accordance with the Sub-Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

                         POTENTIAL CONFLICTS OF INTEREST

     The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., Global Energy Opportunity Partners L.P. and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., Global Energy Opportunity Fund, Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

     Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

     The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades. When the Adviser implements investment strategies for other clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund's securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and/or other clients and allocated among them, the price that a fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other funds or other clients are selling a security that a fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Fund serve as portfolio managers to other clients. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its other clients.

                                 CODE OF ETHICS

     The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

     Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Directors, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

                             DIRECTORS AND OFFICERS

     RESPONSIBILITIES OF THE BOARD

     The Board of Directors is responsible for supervising the operation of the Company and the Fund. It establishes the Fund's major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Fund. The Board of Directors met seven times during the Company's fiscal year ending December 31, 2006. Each Director attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman.

     STANDING COMMITTEES

     The Board of Directors has an Audit Committee and a Governance Committee.

     AUDIT COMMITTEE

     During the 2006 fiscal year, the members of the Audit Committee were all the Independent Directors. This Committee met twice during 2006. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Currently, the Audit Committee's financial experts are David
J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

     GOVERNANCE COMMITTEE

     During the 2006 fiscal year, the members of the Governance Committee were all the Independent Directors. This Committee met twice during 2006. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

     The Independent Directors are solely responsible for nominating Independent Directors for election by shareholders. All Directors considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Company, other Van Eck Funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

     The Independent Directors shall, when identifying candidates for the position of Independent Director, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Director if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

     The Board generally adheres to certain procedures for the selection of Director nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

     ADDITIONAL INDEPENDENT DIRECTORS SESSIONS

     The Independent Directors meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Company. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Directors may deem necessary.

     DIRECTOR INFORMATION

     The Directors of the Company, their address, position with the Company, age and principal occupations during the past five years are set forth below.

                          POSITION(S),                                        NUMBER OF
                            TERM OF                                           PORTFOLIOS
                         OFFICE(2) AND             PRINCIPAL                      IN                   OTHER
                         LENGTH OF TIME          OCCUPATION(S)                   FUND              DIRECTORSHIPS
NAME, ADDRESS(1)            WITH THE              DURING PAST                 COMPLEX(3)            HELD OUTSIDE
AND AGE                     COMPANY                FIVE YEARS                  OVERSEEN            FUND COMPLEX(3)
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
   DIRECTORS:
--------------------------------------------------------------------------------------------------------------------------------
Jon Lukomnik            Director since       Managing Partner, Sinclair           9            Director of Sears Canada Inc.
51 (++)(P)              March 2006           Capital LLC; Consultant to                        since May 2006.
                                             various asset management
                                             companies.
--------------------------------------------------------------------------------------------------------------------------------
David J. Olderman       Director             Private investor                     9            Director of Ladig, Inc. and
70 (++)(P)              since 1994                                                             Minnesota Public Radio.

--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S)                                           NUMBER OF
                              TERM OF                                              PORTFOLIOS
                            OFFICE(2) AND                PRINCIPAL                     IN                   OTHER
                           LENGTH OF TIME               OCCUPATION(S)                 FUND               DIRECTORSHIPS
NAME, ADDRESS(1)              WITH THE                  DURING PAST                COMPLEX(3)            HELD OUTSIDE
AND AGE                        COMANY                   FIVE YEARS                  OVERSEEN            FUNBD COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
(CONT'D):
Wayne H. Shaner             Director since         Managing Partner, Rockledge            9         Director , The Torray Funds,
59(++)([P])                 March 2006             Partners LLC, since September                    since 1993 (Chairman of the
                                                   2003; Public Member                              Board since December 2005).
                                                   Investment Committee,
                                                   Maryland State Retirement
                                                   System since 1991; Vice
                                                   President, Investments,
                                                   Lockheed Martin Corporation
                                                   (formerly Martin Marietta
                                                   Corporation), 1976-September
                                                   2003.
------------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short           Vice Chairman and      Managing Director, The GlenRock       14         None
53(++)([P])                 Director since         Group, LLC (private equity
                            2004                   investment firm), May 1, 2004
                                                   to present; President, Apex
                                                   Capital Corporation (personal
                                                   invesment vehicle), Jan. 1988
                                                   to present; President, Matrix
                                                   Global Investments, Inc. and
                                                   predecessor company (private
                                                   investment company), Sept.
                                                   1995 to Jan. 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger       Chairman and           President and CEO, SmartBrief,        14         None.
47(++)([P])                 Director since         Inc.
                            1994
------------------------------------------------------------------------------------------------------------------------------------

---------------------------

 (1) The address for each Director is 99 Park Avenue, 8th Floor, New York, NY 10016.

 (2) Each Director serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Directors, which provides that independent Directors shall resign from the Board on December 31 of the year such Director reaches the age of 75. With respect to Mr. Olderman the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Directors.

 (3) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

 (++)    Member of the Governance Committee.

 ([P])   Member of the Audit Committee.

OFFICER INFORMATION
--------------------------------------------------------------------------------

         The executive officers of the Company, their age and address, the positions they hold with the Company, their term of office and length of time served and their principal business occupations during the past five years are shown below.

                                                             TERM OF
     OFFICER'S ADDRESS (1)     POSITION (S) HELD      OFFICE AND LENGTH                       PRINCIPAL OCCUPATIONS
         AND AGE                  WITH FUND               OF TIME SERVED                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Charles T. Cameron              Vice President             Since 1996           Director of Trading, Van Eck Associates Corporation;
46                                                                              Co-Portfolio Manager, Worldwide Bond Fund Series;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Keith J. Carlson                Chief Executive            Since 2004           President, Van Eck Associates Corporation and
50                              Officer and                                     President, Van Eck Securities Corporation since
                                President                                       February 2004; Private Investor, June 2003-January
                                                                                2004; Independent Consultant, Waddell & Reed,
                                                                                Inc., April 2003-May 2003; Senior Vice President,
                                                                                Waddell & Reed, Inc., December 2002-March
                                                                                2003; President/Chief Executive
                                                                                Officer/Director/Executive Vice President/Senior
                                                                                Vice President, Mackenzie Investment Management
                                                                                Inc., April 1985-December 2002. President/Chief
                                                                                Executive Officer/Director, Ivy Mackenzie
                                                                                Distributors, Inc., June 1993-December 2002;
                                                                                Chairman/Director/President, Ivy Mackenzie
                                                                                Services Corporation, June 1993-December 2002;
                                                                                Chairman/Director/Senior Vice President, Ivy
                                                                                Management Inc., January 1992-December 2002;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley                Vice President             Since 1988           Vice President, Van Eck Associates Corporation;
52                                                                              Vice President, Mutual Fund Operations, Van Eck
                                                                                Securities Corporation; Officer of three other
                                                                                investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

Thomas K. Lynch                 Chief Compliance           Since 2006           Chief Compliance Officer, Van Eck Associates
50                              Officer                                         Corporation and Van Eck Absolute Return Advisers
                                                                                Corp., since December 2006; Vice President, Van
                                                                                Eck Associates Corporation and Van Eck Absolute
                                                                                Return Advisers Corp., and Treasurer of Van Eck
                                                                                Mutual Funds, April 2005-December 2006; Second
                                                                                Vice President, Investment Reporting, TIAA-CREF,
                                                                                January 1996-April 2005; Senior Manager, Audits,
                                                                                Grant Thornton, December 1993 - January 1996;
                                                                                Senior Manager, Audits, McGladrey & Pullen,
                                                                                December 1986 - December 1993; Officer of three
                                                                                other investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

                                                             TERM OF
     OFFICER'S ADDRESS (1)     POSITION (S) HELD         OFFICE AND LENGTH                       PRINCIPAL OCCUPATIONS
         AND AGE                  WITH FUND               OF TIME SERVED                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McBrien               Senior Vice                Since 2005           Senior Vice President, General Counsel, and
58                              President and                                   Secretary, Van Eck Associates Corporation, Van Eck
                                Secretary                                       Securities Corporation and Van Eck Absolute Return
                                                                                Advisers Corp., since December 2005; Managing
                                                                                Director, Chatsworth Securities LLC, March
                                                                                2001-November 2005; Private Investor/Consultant,
                                                                                September 2000- February 2001; Executive Vice
                                                                                President and General Counsel, Mainstay Management
                                                                                LLC, September 1999- August 2000.; Officer of
                                                                                three other investment companies advised by the
                                                                                Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Alfred J. Ratcliffe             Vice President and         Since 2006           Vice President, Van Eck Associates Corporation
59                              Treasurer                                       since November 2006; Vice President and Director
                                                                                of Mutual Fund Accounting and Administration, PFPC,
                                                                                March 2000 to November 2006; First Vice President
                                                                                and Treasurer, Zweig Mutual Funds, March 1995 to
                                                                                December 1999; Vice President and Director of
                                                                                Mutual Fund Accounting and Administration, The
                                                                                Bank of New York, December 1987 to March 1995;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan R. Simon               Vice President and         Since 2006           Vice President, Associate General Counsel, Van Eck
32                              Assistant Secretary                             Associates Corporation, Van Eck Securities
                                                                                Corporation and Van Eck Absolute since 2006 Return
                                                                                Advisers Corp. since August 2006, Associate,
                                                                                Schulte Roth & Zabel LLP, July 2004 - July 2006;
                                                                                Associate, Carter Ledyard & Milburn LLP, September
                                                                                2001 - July 2004; Officer of three other
                                                                                investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith                  Executive Vice             Since 2004           Director of Van Eck Associates Corporation;
51                              President                                       Director and Executive Vice President, Van Eck
                                                                                Securities Corporation; Director and Executive
                                                                                Vice President, Van Eck Absolute Return Advisers
                                                                                Corp.; Director, Greylock Capital Associates LLC;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck                Executive Vice             Since 2004           Director of Van Eck Associates Corporation;
42                              President                                       Director and Executive Vice President, Van Eck
                                                                                Securities Corporation; Director and Executive Vice
                                                                                President, Van Eck Absolute Return Advisers Corp.;
                                                                                Director, Greylock Capital Associates LLC; Officer
                                                                                of three other investment companies advised by the
                                                                                Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck                  Executive Vice             Since 2005
43                              President
------------------------------------------------------------------------------------------------------------------------------------

---------------------------

(1) The address for each Executive Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

    The van Eck family currently owns 100% of the shares of the Fund's
    Adviser.

                            DIRECTOR SHARE OWNERSHIP

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                      IN ALL REGISTERED INVESTMENT COMPANIES
                                      DOLLAR RANGE OF EQUITY SECURITIES                      OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                              IN THE FUND (+/-)                          FAMILY OF INVESTMENT COMPANIES
--------------------------          ------------------------------------          -----------------------------------------------
Jon Lukomnik (3)                               $1 - $10,000                                   $50,001 - $100,000
David J. Olderman                                 None                                        $10,001 - $50,000

Wayne H. Shaner (3)                               None                                              None
Richard D. Stamberger                        $10,001-$50,000                                    Over $100,000
R. Alastair Short                                 None                                        $10,001 - $50,000
-------------------------- --------------------------------------------------------------------------------------------------------

(+/-) The valuation date for the Director Share Ownership table is March 31,
2007.

         As of March 31, 2007, all of the Directors and Officers as a group owned less than 1% of shares outstanding of the Fund and its Class.

                             2006 COMPENSATION TABLE

         The Directors are paid for services rendered to the Company, the Van Eck Funds and Van Eck Worldwide Insurance Trust, each a registered investment company managed by the Adviser, which are allocated to each series of the Company, the Van Eck Funds and Van Eck Worldwide Insurance Trust based on their average daily net assets. Each Independent Director receives an annual retainer of $20,000 plus a combined Board meeting fee of $5,000 for each regularly scheduled combined Board meeting and a per meeting fee of $2,500 for telephonic combined Board meetings. The Chairman of the Board receives an additional $10,000 per year and the Chairmen of the Audit Committee and the Governance Committee receive an additional $3,000 per year for their services in these capacities. Members of the Audit Committee and the Governance Committee receive a combined meeting fee of $2,500 for each meeting held outside of scheduled combined Board meetings. The Directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Director compensation.

         The Independent Directors may elect to defer payment of 25% to 100% of the fees they earn in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, an Independent Director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more series of the Van Eck Funds or Van Eck Funds, Inc. and the amount paid to an Independent Director under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes. Deferral of Independent Director fees in accordance with the Plan will have a negligible impact on the Fund's assets and liabilities and will not obligate the Company to retain any Director or pay any particular level of compensation.

         The table below includes certain information relating to the compensation of the Directors paid by the Company for the fiscal year ended December 31, 2006. Annual Director fees may be reviewed periodically and changed by the Board.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                TOTAL COMPENSATION
                                                                            PENSION OR           ESTIMATED       FROM THE COMAPNY
                                                                        RETIREMENT BENEFITS        ANNUAL               AND
                                   AGGREGATE           DEFERRED               ACCRUED             BENEFITS           THE FUND
                                 COMPENSATION        COMPENSATION          AS PART OF THE            UPON          COMPLEX(5) PAID
NAME OF DIRECTOR               FROM THE COMAPNY    FROM THE COMAPNY     COMAPNY'S EXPENSES       RETIREMENT         TO DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell(1)                 $404                 $0                   N/A                 N/A               $47,500
-----------------------------------------------------------------------------------------------------------------------------------
Jon Lukomnik(2)                       $0                 $420                  N/A                 N/A               $49,366
-----------------------------------------------------------------------------------------------------------------------------------
David J. Olderman                    $382                 $0                   N/A                 N/A               $45,000
Ralph F. Peters(3)                   $183                 $0                   N/A                 N/A               $21,500
-----------------------------------------------------------------------------------------------------------------------------------
Wayne H. Shaner(2)                     $361                                       N/A              N/A              $42,500
-----------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short(4)                   $429                 $0                    N/A              N/A              $62,500
-----------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger(4)               $382                $201                   N/A              N/A            $75,199 (6)


(1) Mr. Cowell resigned as Independent Director of the Company effective 12/31/2006.

(2) Messrs. Lukomnik and Shaner were elected as Independent Directors of the Company effective March 7, 2006.

(3) Mr. Peters resigned as Independent Director of the Company effective 6/19/2006.

(4) Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

(5) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(6)      This includes deferred compensation from the entire complex.

PRINCIPAL SHAREHOLDERS

As of March 31, 2007, there were no persons who owned of record 5% or more of the shares of the Fund.

PURCHASE OF SHARES

AVAILABILITY OF DISCOUNTS

     An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

BREAKPOINT LINKAGE RULES FOR DISCOUNTS

     The term "spouse" also includes civil union and common law marriage as defined by the state laws of residence. The term "child" also includes stepchild. Trust accounts may be linked by trustee if the primary however or family member is related, by trustee and by beneficiary.

VALUATION OF SHARES

     The net asset value of the shares of the Fund is normally determined as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York
Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in the Fund's portfolio securities would materially affect the net asset value of the Fund's shares and shares of the Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Class A shares of the Fund are sold at the public offering price which is determined once each day the Fund is open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.

     Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

     Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

     Long-term  U.S.  Treasury   securities  and  other  obligations  issued  or
guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

         Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.

     Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, significant events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange. If, during such periods, significant events occur which materially affect the value of the securities of the Fund and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.

     All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

     Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Directors. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

     In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

     Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

     The Board of Directors authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

                               EXCHANGE PRIVILEGE

     Class A shareholders of the Fund may exchange their shares for shares of the same class of other of the funds of Van Eck Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

     The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Company and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

                               INVESTMENT PROGRAMS

     DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Fund will occur on a date selected by the Board of Directors.

     AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund.

     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels. The expenses of the Automatic Exchange Plan are general expenses of the Fund's and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

     AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Fund.

     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

     Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days' notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

     Shares of the Fund which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account, with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Fund'a $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

                                      TAXES

TAXATION OF THE FUND--IN GENERAL

     The Fund intends to elect to be treated and to qualify each taxable year as a "regulated investment company" under Subchapter M of the Code, although it cannot give complete assurance that it will qualify to do so. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

     The Fund, if it qualifies as a regulated investment company, will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute at least 98% of the sum of
(i) its ordinary income (excluding tax exempt interest income not taking into account any capital gains or losses) for the calendar year, (ii) its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (iii) all ordinary income and capital gains for the prior year that were not distributed. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

         Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

         FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss for foreign currency transactions. The rules under
Section 988 may also affect the timing of income recognized by the Fund.

TAXATION OF THE SHAREHOLDERS

     Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income dividends relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such dividends will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. A Fund may designate such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In order to be eligible for the 15% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within a year from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

     Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the dividend/distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     Dividends and/or distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a dividend/distribution reduce the net asset value below a shareholder's cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

     If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders; their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

     The Fund may be required to withhold federal income tax at a rate of 30% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

     Make special note that for foreign securities, foreign taxes may be imposed on these investments by the foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

     The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.

                               REDEMPTIONS IN KIND

     The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

     Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund's Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                           DESCRIPTION OF THE COMPANY

     The Company is composed of one open-end diversified management investment company, the Van Eck Mid Cap Value Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to the Fund has a pro rata interest in the assets of the Fund and is entitled to such dividends and distributions of income belonging to the Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.

     As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director.

                             ADDITIONAL INFORMATION

     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to the Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for the Fund and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Fund.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, NY 10036, has been selected as the independent registered public accounting firm of the Company.

     COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Company.

     TRANSFER AGENT. The Company has contracted with DST Systems, Inc. ("DST"), 210 W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

     NAME AND SERVICE MARK. The Adviser has granted the Company the right to use the "Van Eck" name and service mark.

                                  CAPITAL STOCK

     The authorized capital stock of the Company consists of 800,000,000 shares of common stock, par value $.001, which is divided into one series: Van Eck Mid Cap Value Fund. The Fund currently consists of 100,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new funds.

     The assets received by the Company for the issuance or sale of shares of the Fund and all income, earnings, profits and proceeds thereof are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Each issued and outstanding share in the Fund is entitled to participate equally in dividends and distributions declared with respect to the Fund and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

                              FINANCIAL STATEMENTS

     The financial statements contained in the Fund's December 31, 2006 Annual Report to shareholders is incorporated by reference herein. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this SAI.

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APPENDIX A: PROXY VOTING POLICIES


NEW YORK LIFE INVESTMENT MANAGEMENT LLC
PROXY VOTING POLICY AND PROCEDURES

I.       INTRODUCTION

         New York Life Investment Management LLC ("NYLIM") (the "Adviser") has adopted these "Proxy Voting Policy and Procedures" ("Policy") to ensure compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser's proxy voting duty, and to ensure that proxies are voted in the best interests of NYLIM's clients.

II.      STATEMENT OF POLICY

         It is NYLIM's policy, where proxy voting authority has been delegated to the Adviser by clients, that all proxies are voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III.     PROCEDURES

A.       ACCOUNT SET-UP AND REVIEW

         Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client's investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser's standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established on the appropriate systems.

B.       PROXY VOTING

1.       GUIDELINES FOR RECURRING ISSUES

         The Adviser has adopted proxy voting guidelines as reflected in Appendix A ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless the Adviser's portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.       USE OF THIRD PARTY PROXY SERVICE

         In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service
- to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

3.        REVIEW OF RECOMMENDATIONS

          The Adviser's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes. Also, the Adviser may choose not to vote proxies under the following circumstances:

         o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

         o  If the cost of voting the proxy outweighs the possible benefit; or

         o If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

         4. ADDRESSING MATERIAL CONFLICTS OF INTEREST

         Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted ("Material Conflict"). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

         o  Manages the issuer's or proponent's pension plan;

         o  Administers the issuer's or proponent's employee benefit plan;

         o Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

         o  Manages money for an employee group.

         Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

         o  An executive of the issuer or proponent;

         o  A director of the issuer or proponent;

         o  A person who is a candidate to be a director of the issuer;

         o  A participant in the proxy contest; or

         o  A proponent of a proxy proposal.

         MATERIAL CONFLICTS BASED ON BUSINESS RELATIONSHIPS OR DEALINGS OF AFFILIATES OF THE ADVISER WILL ONLY BE CONSIDERED TO THE EXTENT THAT THE APPLICABLE PORTFOLIO MANAGEMENT AREA OF THE ADVISER HAS ACTUAL KNOWLEDGE OF SUCH BUSINESS RELATIONSHIPS. WHETHER A RELATIONSHIP CREATES A MATERIAL CONFLICT WILL DEPEND ON THE FACTS AND CIRCUMSTANCES. EVEN IF THESE PARTIES DO NOT ATTEMPT TO INFLUENCE THE ADVISER WITH RESPECT TO VOTING, THE VALUE OF THE RELATIONSHIP TO THE ADVISER CAN CREATE A MATERIAL CONFLICT.

         Material Conflicts may exist when the Adviser manages a separate account, a fund or other collective investment vehicle that invests in affiliated funds. When the Adviser receives proxies in its capacity as a shareholder of an underlying fund, the Adviser will vote in accordance with the recommendation of an independent service provider applying the Adviser's pre-determined guidelines. If there is no relevant pre-determined guideline, the Adviser will vote in accordance with the recommendation of the independent service provider. If the independent service provider does not provide a recommendation, the Adviser then may address the conflict by "echoing" or "mirroring" the vote of the other shareholders in those underlying funds.

         If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy
- i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

         o The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

         o The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

         o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

         o Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

         o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

         In the event ISS itself has a conflict and thus, is unable to provide a recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

         5.    LENDING

         The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

         6.   USE OF SUBADVISERS

         To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations.

         C.   PROXY VOTING COMMITTEE

         The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above. (1) The Proxy Voting Committee will have the following responsibilities:

         o Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.

         o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

         o  Recommend and adopt changes to the Policy as needed.

         o  Annually review all portfolio manager overrides.

         o Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.

         o Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS' services.

         o Review the Adviser's voting record (or applicable summaries of the voting record).

         o Review sub-advisers' voting records (or applicable summaries of the voting records).

         o  Oversee compliance with the regulatory disclosure requirements.

         o Report annually to the investment company boards on proxy voting matters, including:

               -  Overrides of Recommendations

               -  Proxy Voting Committee action on potential Material Conflicts

               -  Any changes to the Policy or Guidelines

               -  Comments on the proxy voting records for the funds

               -  Compliance with disclosure requirements

               -  Compliance reports as to reviews by Compliance of overrides

III.     COMPLIANCE MONITORING

         A.       MONITORING OF OVERRIDES

         COMPLIANCE WILL PERIODICALLY REVIEW ISS REPORTS OF PORTFOLIO MANAGER OVERRIDES TO CONFIRM THAT PROPER OVERRIDE AND CONFLICT CHECKING PROCEDURES WERE FOLLOWED.

         SUPERVISORY REVIEW

------------------
(1) The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

         The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy. Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

         OVERSIGHT OF SUB-ADVISERS

         Compliance will annually review the proxy voting policies and procedures of the Adviser's sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations. The Proxy Voting Committee will further review the voting records of the Adviser's sub-advisers.

         COMPLIANCE REPORTING TO FUND BOARDS

         Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

         Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

                              IV. CLIENT REPORTING

         A.     DISCLOSURE TO ADVISORY CLIENTS

         The Adviser will provide a copy of this Policy and the Guidelines upon request from a client. In addition, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The report will be produced using ISS Proxy Master software and will generally contain the following information:

         o  The name of the issuer of the security:

         o  The security's exchange ticker symbol;

         o  The security's CUSIP number;

         o  The shareholder meeting date;

         o  A brief identification of the matter voted on;

         o Whether the matter was proposed by the issuer of by a security holder;

         o  Whether the Adviser cast its vote on the matter;

         o  How the Adviser voted; and

         o  Whether the Adviser voted for or against management.

         B.     INVESTMENT COMPANY DISCLOSURES

         For each investment company that the Adviser manages, the Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund states in its Statement of Additional Information ("SAI") and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund's website and on the SEC's website.

         The Adviser will ensure that proper disclosure is made in each fund's SAI describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund's proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund's website; and (3) on the SEC's website.

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

V.       RECORDKEEPING

         Either the Adviser or ISS as indicated below will maintain the following records:

         o  A copy of the Policy and Guidelines (Adviser);

         o A copy of each proxy statement received by the Adviser regarding client securities (ISS);

         o  A record of each vote cast by the Adviser on behalf of a client
            (ISS);

         o A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Adviser);

         o A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

         o Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

APPENDIX B: RATINGS

DESCRIPTION OF INVESTMENT RATINGS

MOODY'S--BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries, higher rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

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

STANDARD & POOR'S--BOND RATINGS

AAA--An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--NOT RATED.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3. Issues carrying this designation have a satisfactory capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions for short-tern adversities.

C. This rating is assigned to short-tern obligations with a doubtful capacity for repayment.

D. This rating indicates that this issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than three years are as follows:

SP-1 Very strong, or strong, capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a "+" designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

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